John Hancock Funds II

Supplement dated June 24, 2011

to the Prospectus dated December 31, 2010

Active Bond Fund

Barry Evans no longer serves as a Portfolio Manager to the fund. Jeffrey N. Given and Howard C. Greene will continue to serve as portfolio managers to the fund.

International Growth Stock Fund

Effective August 31, 2011, Barrett Sides no longer serves as a Portfolio Manager to the fund. Clas Olsson, Shuxin Cao, Mark Jason, Jason Holzer and Matthew Dennis will serve as portfolio managers to the fund.

John Hancock Funds II

Supplement dated June 24, 2011

to the Prospectus dated December 31, 2010

Strategic Income Opportunities Fund

Barry Evans no longer serves as a Portfolio Manager to the fund. Daniel S. Janis III, John F. Iles and Thomas C. Goggins will continue to serve as portfolio managers to the fund.